ZEROFOX®

EXTERNAL CYBERSECURITY

INVESTOR PRESENTATION

JUNE 2022

Disclaimer and Risk Factors

This investor presentation ("Presentation") contemplates a business combination (the "Business Combination") involving ZeroFox, Inc. and its subsidiaries ("ZeroFox"), a wholly-owned subsidiary of L&F Acquisition Corp. ("L&F") or its affiliate and ID Experts Holdings, Inc. and its subsidiaries ("IDX" and, together with ZeroFox, the "Company").

No Offer or Solicitation
This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements
Certain statements in this Presentation are "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Presentation, the words such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: the inability of the parties to complete the transactions contemplated by the definitive agreement relating to the Business Combination; the outcome of any legal proceedings that may be instituted against L&F, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of L&F, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; the Company's estimates of expenses and profitability; expectations with respect to future operating and financial performance and growth, including the timing of the completion of the proposed Business Combination; ZeroFox and IDX's ability to execute on their business plans and strategy; the ability to meet the listing standards of the listing exchange on which the Company will be listed following the consummation of the transactions completed by the Business Combination; and other risks and uncertainties described from time to time in filings with the U.S. Securities and Exchange Commission.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which only speak as of the date made. L&F, ZeroFox and IDX expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of L&F, ZeroFox or IDX with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Non-GAAP Financial Measures
This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") including, but not limited to, Pro Forma Revenue, Pro Forma Gross Margin and Free Cash Flow and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to the appendix found at the end of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP.

This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

Disclaimer and Risk Factors (Cont.)

Use of Projections
This Presentation contains financial forecasts with respect to the Company's projected financial results. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the unaudited financial projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These unaudited financial projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information.

Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information are material or will be achieved.

Industry and Market Data
The information contained herein also includes information provided by third parties. None of L&F, ZeroFox nor IDX or their respective affiliates and any third parties that provide information to L&F, ZeroFox or IDX guarantee the accuracy, completeness, timeliness or availability of any information. None of L&F, ZeroFox nor IDX or their respective affiliates are responsible for any errors or omissions (negligence or otherwise), regardless of the cause, or the results obtained from the use of such content.

None of L&F, ZeroFox nor IDX or their respective affiliates give an express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.

Trademarks
This Presentation contains trademarks, service marks, trade names and copyrights of the Company and other companies, which are the property of their respective owners.

Additional Information
L&F has filed with the U.S. Securities and Exchange Commission a Registration Statement on Form S-4 (as amended or supplemented through the date hereof, the "Registration Statement"), which includes a preliminary proxy statement/prospectus of L&F, which will be both the proxy statement to be distributed to holders of L&F's ordinary shares in connection with the solicitation of proxies for the vote by L&F's shareholders with respect to the proposed Business Combination and related matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in connection with the Business Combination. L&F's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and definitive proxy statement/prospectus in connection with L&F's solicitation of proxies for its shareholders' meeting to be held to approve the Business Combination and related matters, because the proxy statement/prospectus will contain important information about L&F, ZeroFox and IDX and the proposed Business Combination.

The definitive proxy statement/prospectus will be mailed to shareholders of L&F as of a record date to be established for voting on the proposed Business Combination. Shareholders may obtain copies of the proxy statement/prospectus, when available, without charge, at the U.S. Securities and Exchange Commission's website at www.sec.gov or by directing a request to: L&F Acquisition Corp., 150 North Riverside Plaza, Suite 5200, Chicago, Illinois 60606.

Participants in the Solicitation
L&F, ZeroFox, IDX, JAR Sponsor, LLC and their respective directors, officers and other members of their management and employees may be deemed participants in the solicitation of proxies from L&F's shareholders with respect to the proposed Business Combination.

Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the directors and officers of L&F, ZeroFox and IDX in the Registration Statement, including amendments thereto, and other reports which are filed with the U.S. Securities and Exchange Commission. These documents may be obtained free of charge from the sources indicated above.

Disclaimer and Risk Factors (Cont.)

Summary Risk Factors

Investors should carefully review and consider the risk factors set forth under the section titled “Risk Factors” in the Registration Statement. Some of the risks disclosed in the Registration Statement are summarized below. Defined terms included in the below that are not otherwise defined in this Presentation shall have the same meaning as terms defined in the Registration Statement.

- Defects, errors, or vulnerabilities in ZeroFox’s platform, the failure of ZeroFox’s platform to block malware or prevent a security breach, misuse of ZeroFox’s platform, or risks of product liability claims would harm ZeroFox’s reputation and adversely impact the combined company’s business, operating results, and financial condition.
- If ZeroFox’s enterprise platform offerings do not interoperate with its customers’ network and security infrastructure, or with third-party products, websites or services, the combined company’s results of operations may be harmed.
- ZeroFox may not timely and cost-effectively scale and adapt its existing technology to meet its customers’ performance and other requirements.
- ZeroFox’s success depends, in part, on the integrity and scalability of its systems and infrastructure. System interruption and the lack of integration, redundancy and scalability in these systems and infrastructure may adversely affect the combined company’s business, financial condition, and results of operations.
- ZeroFox has a history of losses, and the combined company may not be able to achieve or sustain profitability in the future.
- If organizations do not adopt cloud, and/or SaaS-delivered external cybersecurity solutions that may be based on new and untested security concepts, the combined company’s ability to grow its business and results of operations may be adversely affected.
- ZeroFox faces intense competition and could lose market share to its competitors, which could adversely affect the combined company’s business, financial condition, and results of operations.
- Adverse general and industry-specific economic and market conditions and reductions in customer spending, in either the private or public sector, including as a result of geopolitical uncertainty such as the ongoing conflict between Russia and Ukraine, may reduce demand for ZeroFox’s platform or products and solutions, which could harm the combined company’s business, financial condition and results of operations.
- The COVID-19 pandemic could adversely affect the combined company’s business, operating results, and financial condition.
- If ZeroFox fails to adapt to rapid technological change, evolving industry standards and changing customer needs, requirements or preferences, the combined company’s ability to remain competitive could be impaired.
- Historically, one U.S. government customer has accounted for a substantial portion of IDX’s revenues and is expected to account for a substantial portion of the combined company’s revenues following the Business Combination. If IDX’s largest customer does not renew its contract with IDX (or renews at reduced spending levels), or if IDX’s relationship with its largest customer is impaired or terminated, IDX’s revenues could decline, and the combined company’s business, financial condition, and results of operations would be adversely affected.
- We may need to raise additional capital to maintain and expand our operations and invest in new solutions, which capital may not be available on terms acceptable to us, or at all, and which could reduce our ability to compete and could harm our business.
- There may not be an active trading market for the New ZeroFox Common Stock, which may make it difficult to sell shares of New ZeroFox Common Stock.
- L&F’s shareholders will experience dilution due to the issuance of shares of New ZeroFox Common Stock, and securities that are exercisable for shares of New ZeroFox Common Stock to the Target Companies’ security holders as consideration in the Business Combination, and the issuance of shares of New ZeroFox Common Stock to the Common Equity PIPE Investors in the Common Equity PIPE Financing or upon the conversion of the Notes.
- Since the L&F Initial Shareholders, including L&F’s officers and directors, have interests that are different, or in addition to (and which may conflict with), the interests of the Public Shareholders, a conflict of interest may have existed in determining whether the Business Combination with the Target Companies is appropriate as our initial business combination. Such interests include that the Sponsor, as well as our officers and directors, will lose their entire investment in us if our business combination is not completed.

Disclaimer and Risk Factors (Cont.)

Summary Risk Factors (Cont.)
Investors should carefully review and consider the risk factors set forth under the section titled "Risk Factors" in the Registration Statement. Some of the risks disclosed in the Registration Statement are summarized below. Defined terms included in the below that are not otherwise defined in this Presentation shall have the same meaning as terms defined in the Registration Statement.

- L&F has not obtained an opinion from an independent investment banking firm or another independent firm, and consequently, you have no assurance from an independent source that the terms of the Business Combination are fair to L&F from a financial point of view.
- The level of due diligence conducted in connection with the Business Combination may not be as high as would be the case if the Target Companies became a public company through an underwritten public offering, which could result in defects with the Target Companies' business or problems with the Target Companies' management being overlooked.
- The process of taking a company public by means of a business combination with a special purpose acquisition company ("SPAC") is different from taking a company public through an underwritten offering and may create risks for our unaffiliated investors.
- The unaudited pro forma financial information included in the section entitled "Unaudited Pro Forma Condensed Combined Financial Information" may not be representative of the Company's results if the Business Combination is completed.
- The Notes to be issued and outstanding after consummation of the Business Combination may impact our financial results, result in the dilution of our shareholders, create downward pressure on the price of New ZeroFox Common Stock, and restrict our ability to raise additional capital or take advantage of future opportunities.
- We may not have the ability to raise the funds necessary to settle in cash conversions of the Notes, repurchase the Notes upon a fundamental change or repay the Notes in cash at their maturity, and our future debt may contain limitations on our ability to pay cash upon conversion, redemption or repurchase of the Notes.
- We may still incur substantially more debt or take other actions that would diminish our ability to make payments on the Notes when due.
- L&F does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for L&F to complete the Business Combination with which a substantial majority of its shareholders does not agree.
- ZeroFox management has limited experience in operating a public company.

Transaction Overview

Transaction Summary

- Implied TEV of ~$1.3 billion or 6.7x FY2023E Revenue of $195 million (FY ends Jan 31), representing a **significant discount to public comps**
- **ZeroFox equity holders to roll 100%**; Founder/CEO maintains significant stake
- **$170 million PIPE** consisting of common equity and convertible notes (1) to fund acquisitions, repayment of debt, and for growth capital
- Of the $170 million PIPE, **$20 million common equity PIPE** at $10.00 per share
- 30% of L&F **founder shares subject to price-based earn out**
  - Vesting in 3 tranches at $12.50 / $15.00 / $17.50 price triggers
- **$270 million cash to balance sheet** for continued growth of combined company

Pro Forma Valuation

($Millions)

Illustrative Share Price	$10.00
Pro Forma Shares Outstanding (M) (4)	139.1
Equity Value	**$1,391**
Pro Forma Net Debt (3)	(82)
Enterprise Value	**$1,308**
TEV / FY2023E Revenue ($195M)	**6.7x**

Sources & Uses (2)

($Millions)

Sources		Uses	
Equity Rollover	$1,155	ZeroFox & IDX Equity Rollover	$1,155
Trust Account Proceeds (6)	175	Fees & Acquisition Consideration to IDX	50
Convertible Notes	150	Cash to Balance Sheet (6)	270
Common PIPE	20	Est. Transaction Expenses (7)	25
Total Sources	**$1,500**	**Total Uses**	**$1,500**

Pro Forma Ownership (4)

At Business Combination


3.1%
1.4%
12.4%
83.1%
Current ZeroFox & IDX Shareholders
Public Equity Shares
Sponsor Shares
Common PIPE

As-Converted (5)


2.8%
9.9%
11.3%
76.0%
Current ZeroFox & IDX Shareholders
Public Equity Shares
Common PIPE & Convert Holders
Sponsor Shares

1) 3-year $150 million Convertible Notes bearing a coupon rate of 7.00% (or 8.75% PIK) and conversion price of $11.50.
The Issuer may force conversion after 1 year if share price exceeds 150% of the conversion price ($17.25) or 2 years if the share price exceeds 130% of the conversion price ($14.95).
2) Net Trust Account Proceeds assumes no shareholder redemptions.
3) Net debt includes existing cash of $4 million and existing debt of $42 million as of October 31, 2021.
4) Assumes no redemptions and no issuance of Management Incentive Shares. Includes Founder Earn-Out Shares. Does not include approximately 8,625,000 public warrants and 7,588,430 private warrants exercisable at $11.50 per share issued and outstanding as of September 30, 2021.
5) Assumes Convertible Notes are converted at a conversion price of $11.50 per share. Includes convertible note and common equity PIPE investors.
6) Assumes none of LNFA's stockholders redeem their shares.
7) Estimated SPAC transaction expenses.

Overview of L&F Acquisition Corp. (L&F)

- Unparalleled team with deep sector experience as operators and investors across public and private markets
- Exclusively focused on Governance, Risk, Compliance, and Legal sectors and dedicated to three core themes:
  - Analog to digital transformation
  - Proliferation of data across various mediums and “surfaces”
  - Increasingly burdensome regulatory environments and compliance regimes
- Significant execution capabilities of proven SPAC sponsor and global investment firm, Victory Park Capital

Management



Jeff Hammes
Chairman and Co-Sponsor
Former Head of Kirkland & Ellis LLP



Adam Gerchen
Chief Executive Officer and Co-Sponsor
Former President of Burford Capital



Richard Levy
Director and Co-Sponsor
CEO & Founder of Victory Park Capital

Board of Directors



Al Goldstein
Director
Founder and Executive Chairman of Avant



Sen. Joseph Lieberman
Director
Former U.S. Senator and Chairman of Committee on Homeland Security & Governmental Affairs

Introduction to ZeroFox

Who We Are	The champion in "external" cyber security
What We Do	Protect the new public attack surface outside the firewall by identifying and responding to breaches *Brand, Identity, Data, Privacy, & Domain Protection* · *Dark Web Intelligence* · *Threat Hunting* · *Threat Intelligence* · *Vulnerability Detection* · *Attack Surface Discovery* · *Adversary Disruption*
How We Do It	Exclusively focused on external digital assets beyond the firewall with an AI platform that analyzes threat intelligence and protects customers from attacks
Who We Do It For	3M, BNY Mellon, Kaiser Permanente, Snap Inc., Uber, United, Caesars Entertainment, Costco Wholesale, MLB, Mayo Clinic, Moody's, Nike, NASA

By the Numbers

$195M FY23E Projected Revenue	**30%** FY22E – FY26E Revenue CAGR
90% FY23E Recurring Revenue	**105%+** FY23E Net Retention(1)
1,700+ Customers	**40M+** Protected Assets
20 AI Patents	**10K+** Data Sources

External threat protection and response capabilities are both **absolutely critical** to protect enterprises against the entire lifecycle of external cyber attacks

Note: Recurring revenue and net retention are non-GAAP and represent fiscal year end January 31.
1) Excludes IDX.

Significant Tailwinds in a Large and Growing Market


~$15B[1]
Vulnerability & Attack Surface Management
~$15B[2]
Breach & Detection Response
~$51B
Total Addressable Market
~$7B[3]
Threat Intelligence & SOAR
~$14B[4]
Digital Risk Protection & MSS

"Regardless of enterprise size, every organization has a brand and customers to protect. Seek out superior brand threat intelligence vendors with a managed service and organic takedown service"

FORRESTER®

"By 2025, the target audience for digital risk protection services (DRPS) will increase to 10%, up from 1% today"

Gartner.

Note: TAM based on 2025 Estimates of each segment.

1) Vulnerability & Attack Surface Management "by Markets and Markets (May 2020).
2) "ID Protection / Privacy" by Research and Markets (October 2020).
3) "Cyber Threat Intelligence "by Verified Market research (August 2020) & SOAR Market" by Adroit Market Research (July 2020).
4) "DRP Market "by Futuremarketinsight (September 2020) & "MSS Market Share" by Gartner (December 2020).

Age of Digital Transformation Is Accelerating…

Cloud & Mobile Everything

- 500M+ digital apps and services by 2023
- The public attack surface encompasses lattice of cloud environments

Enterprise Crown Jewels

✓ **$6.8T Spent on Digital Transformation by 2023**

✓ **New levels of productivity making cyber security the central challenge**

Digital Currency

- Data is the new digital currency
- Cryptocurrency money supply now tops $2 trillion in gross market value

E-Commerce Everywhere

- Digital identities and brands are the key pillars to transact commerce going forward
- 2020 E-commerce fraud over $12B

Social Media

- Your social brand, engagement strategy, and revenue channels are now critical
- More than 100M active businesses on social media

Remote Work

- Data breach costs expected to increase $137K due to shift in remote work
- Threat targets are transitioning from corporate data centers to remote users/devices

Sources: "The Impact Digital Supremacy will Have on Enterprise Transformation and the IT Industry" by Businesswire; "E-commerce Fraud Presents A $12 Billion Problem" by pymnts.com; "Worldwide Semiannual Digital Spending Guide "by IDC; "Cost of a Data Breach Report 2020" by IBM Security; "Social Media Marketing Statistics and Trends to Know in 2020" by Review24.

…Creating Expanded Public Attack Surfaces…

"Cybersecurity should no longer be viewed as an expense, but a function of conducting business"

June 2021 Tom Kellermann, Head of Cybersecurity Strategy at VMware and Secret Service Cyber Investigation Advisory Board Member

"Uber paid hackers $100,000 after they stole data on 57 million users"

November 2017 CNN



Digital Adoption
~2B digital platform users
~3B digital platform users
~4B digital platform users
~823M Records Exposed
~8B Records Exposed
~37B Records Exposed – all time high
2015
2017
2020
Digital Platforms
Number of Records Exposed from Data Breaches

43%
Of enterprise breaches are now cloud-based web applications

280
Days is the average time to detect and contain a breach

$2M
In costs saved from companies that implement proactive protection

$4M
Global average cost of a data breach in 2020

$10T
Projected cybercrime cost to the world by 2025

Source: Risk Based Security "Year-End 2020 Data Breach Report"; Security Today "Ten Crucial Privacy Statistics That May Surprise You"; FinTech News" The 2020 Cyber security stats you need to know"; IBM and Ponemon "Cost of a Data Breach Report 2020" ; Backlinko "Social Network Usage & Growth Statistics"

…Protected by ZeroFox's Industry Leading AI

Surface Web — 3%-4%

Deep Web — 94%-95%

Dark Web — 1%-2%

An AI solution is essential *to effectively analyze the 40 trillion GB of data on the internet*

Transparent AI

Computer Vision

Deep Learning

Natural Language Processing

Machine Learning

Powered by 20 AI Patents

Other security companies aim to stop malicious payloads

ZeroFox attacks the problem at its source: the external digital platforms being used to transmit malicious payloads

Full-Featured, Battle-Tested Platform

Unique "outside the firewall" approach addresses external threats


Protect
Predict
Detect
Respond
Disrupt
Continuous Protection
Continuous Response

Digital Risk & Privacy Protection	Dark Web Protection Account / Location Protection	Brand / Identity / Domain Protection
Threat Intelligence	Threat Hunting Full Spectrum Threat Intelligence	On-Demand Investigation & Emergency Support
Attack & Compromise Detection	Vulnerability Detection Attack Surface Discovery	Breach Detection
Breach Response Services	Policy Management Data Leakage	Notification & Compliance Services
Adversary Disruption	In-Line Protection Universal Takedown	Disruption-as-a-Service

Largest Security, Privacy, and Protection Contract in History

Millions of federal employees being protected today on a cyber-battle-tested platform

Program funded through 2027 with best-in-class CPARs (government report card)

Best-in-class win-rate on federal breach contracts over last 3 years and serving over 30 federal and 60 state/local agencies

Generates $83M in revenue per year

THE WALL STREET JOURNAL.

U.S. Awards Identity-Protection Contract Following OPM Breach

IDX lands contract to monitor risks for people whose data were stolen



- **2015** – Won $133M Initial Contract
- **2018** – Won $460M Extension
- **2021** – New Combined Protection Capabilities
- **2024** – Next Renewal
- **2027** – Program Funded Through

Compelling Value Proposition For Customers

Owning the "external" ecosystem delivers a powerful and continuously expanding value proposition



ZEROFOX
Digital Risk & Privacy Protection
Artificial Intelligence
Pre-Breach
384,000 Breach Alerts in Last 24 Months
Prediction & Threat Intelligence
Protection & Detection
Full Breach Cycle
Response
Notification
IDX
Data Breach Response
Post-Breach
1000 Customers Received Breach Response Services in 2020
Adversary Disruption
Regulatory Compliance

~$195M
Projected Revenue *(FY2023E)*[(1)]

1,700+
Customers

650+
Employees[(2)]

1st
Platform to Combine Continuous Protection & Continuous Response Capabilities

1) Refer to Pro Forma Financial Overview (Page 30).
2) Includes full time employees and contractors.

Why ZeroFox + IDX?

IDX Customers Rarely Have External Threat Protection Capabilities

+

ZeroFox Customers Rarely Have Breach Response Capabilities

=

Capturing The Entire Lifecycle Of The External Cybersecurity Market

Blue Chip Customer Base

Protecting assets… protecting brands… protecting stakeholders… protecting reputations

Financial Services
Moody's, Genworth, CNO Financial Group, BNY Mellon, U.S. Securities and Exchange Commission, Solana

Technology
Snap Inc., Uber, salesforce, Expedia, Betterment, Avalara, CorVel

Public Sector
NASA, California Republic, Department of Health & Human Services USA, Department of Veterans Affairs, Federal Emergency Management Agency, Governor State of Connecticut, The State of Texas, Treasury Internal Revenue Service

Manufacturing & Construction
3M, John Deere, carahsoft, Pioneer Railcorp, Capital Lumber Company

Media & Entertainment
Caesars Entertainment, Major League Baseball, Regal, MGM Resorts International, Gannett, The Atlantic, NPG, Urban One, Darden

Retail & Consumer
Nike, Costco Wholesale, Carnival, Audi, Volkswagen, CVS Health, Neiman Marcus, evite, chili's, Kohl's, stockX, Fashion Nova

Services
Grainger, United Airlines, OG&E, Goodwill, Frontier, Endeavor Energy Resources, H&R Block, Cognizant

Healthcare & Education
UCLA Health, Mayo Clinic, Memorial Sloan Kettering Cancer Center, Express Scripts, Georgia Tech, Centene Corporation, Medtronic, Kaiser Permanente, NewYork-Presbyterian, Stanford University

By the Numbers

7 Of The Fortune 10	**40M+** Protected Assets
128 Of The Global 2000	**105%+** FY2023E Net Retention(1)
130+ \$100K+ Revenue Customers	**50%** \$100K+ Revenue Customers Growth (3-Yr CAGR)

The world's most important companies trust ZeroFox to mitigate the risks of the external cyber security environment

1) Excludes IDX.

Customer Case Studies



Top Global Bank

Problem:

- Ongoing threats of impersonations, spoofing, and persistent external attacks

Solution:

- 24x7 threat analysis, escalation, and disruption across the broadest set of internet data sources

Result for ZeroFox:



$300K
$500K
$1M+
$2M+
FY2014
FY2016
FY2018
FY2021
Revenue



Leading Automotive Manufacturer

Problem:

- 3.4M cases of compromised customer data, followed by lawsuit alleges inadequate protection of customer data

Solution:

- Provided response services and individual protection

Result for IDX:

$1M
Contract Award



Mission Critical Organization

Problem:

- Need for comprehensive protection & response from potential bad actors

Solution:

- IDX: Individual protection
- ZeroFox: Protection suite of executive, location, and branch protection

Result for ZeroFox & IDX:

50X+
Upsell Value

Over 60% of deals through traditional cyber security VARs

Investment Opportunity

1 Global ~$51B Total Addressable Market	Global leader in new $51B external cyber protection and response category at nexus of digital security and privacy
2 High Quality Customer Base	Blue-chip customer relationships across multiple markets including financial services, healthcare, technology, and the public sector
3 AI-based Platform	Patented AI-enabled platform driving industry leading intelligent digital security, protection, and response
4 Efficient Customer Acquisition	Strong customer acquisition costs and platform LTV/CAC ratios drive efficient growth
5 Unique & Compelling Business	$195M FY2023E[(1)] revenue with strong growth, increasing gross margins, and reduced customer acquisition costs
6 Land & Expand Strategy	Significant captive and proven cross-sell opportunity
7 World Class Management Team	Seasoned management team with over 2 decades of cyber security experience

1) Refer to Pro Forma Financial Overview (Page 30).

Senior Executive Team



James C. Foster
Founder, Chairman & CEO

- Renowned thought leader on cyber security with 20+ years of experience and a dozen published books
- Previously founded Ciphent (acquired by Accuvant/Optiv), Foundstone (McAfee), & Guardent (Verisign)



Tim Bender
Chief Financial Officer

- Over 20 years of strategic, financial and operation planning experience with technology growth companies
- Previous IPO experience at Vocus / Cision



Tom Kelly
Chief Executive Officer, IDX

- Experienced Silicon Valley technology leader who has held various C-Suite roles at various public and private companies



Kevin Reardon
Chief Operating Officer

- Operational executive with over 25 years of cyber security experience and multiple successful exits



Mike Price
Chief Technology Officer

- Over 20 years of cyber security experience with a focus on enterprise vulnerability, risk, and application security systems



Scott O'Rourke
Chief Revenue Officer

- Over 15 years of industry experience in various enterprise sales positions

Thank You!



3 Appendix



1 Business Overview

Customers Reward Security Category Champions

Long-term market dominance achieved by category leaders



Disrupters Have Emerged in Distinct Categories
External
Edge
Internal
Value
External Cyber Security
Cloud
Network
Email
Identity
Endpoint

*"**ZeroFox** is the best for those that want actionable intelligence and rapid remediation"*

FORRESTER®

ZeroFox is The Next Category Champion In External Cyber Security

Integrated Provider of World-Class Security Technologies

ZeroFox
App Library
500+

IT Service Management
servicenow, D3 SECURITY, Jira Software

Authentication & ID Protection
okta, NortonLifeLock, PingIdentity

Network & Cloud Security
zscaler, cisco, paloalto networks

Endpoint
CROWDSTRIKE, McAfee, WEBROOT

Vulnerability & Risk Management
RAPID7, Qualys, tenable

Analytics & Threat Intelligence
Google, tableau, elastic

Email Security
Forcepoint, mimecast, proofpoint

Incident Detection & Response
FIREEYE, VARONIS, exabeam

Security Event Management & Orchestration / Response
Microsoft Azure, splunk>, sumo logic



2 Financials

Pro Forma Financial Overview

Revenue and Gross Margin[1]



65%
66%
66%
67%
70%
60%
55%
50%
45%
39%
$150
$195
$253
$329
$428
FY2022E
FY2023E
FY2024E
FY2025E
FY2026E
Pro Forma Revenue
Pro Forma Gross Margin (Ex. OPM)
Pro Forma Gross Margin

Free Cash Flow[2]



($12)
$3
$31
$58
$105
FY2022E
FY2023E
FY2024E
FY2025E
FY2026E

Key Stats

- ✓ **90%** Recurring Revenue
- ✓ **105%+** Net Retention (FY23E)[3]
- ✓ **6x+** LTV/CAC (FY23E)
- ✓ **130+** Customers > $100K
- ✓ **30%+** ARR CAGR

Source: Company pro forma model and projections; figures represent FY ended January 31.

1) Refer to Pro Forma Financial Overview (Page 30).
2) Refer to Free Cash Flow Reconciliation (Page 32).
3) Excludes IDX.

Margin Growth Result of Revenue Mix Shift


($Millions)
$150 (Revenue)
Blended Gross Margin: 39%
$50
Protection: ~70% Gross Margin
$17
Response: ~53% Gross Margin
$83
OPM: ~17% Gross Margin
FY2022E
$428 (Revenue)
Blended Gross Margin: 60%
$310
Protection: ~74% Gross Margin
$35
Response: ~54% Gross Margin
$83
OPM: ~18% Gross Margin
FY2026E

Note: Figures represent FY ends January 31.

Inorganic Growth Strategy

Significant opportunities to extend scale, value, and technology differentiation through acquisitions

Strategic Growth Drivers

- ✓ Acquire high value software companies **to extend customer value proposition**
- ✓ Dozens of acquisition targets identified
- ✓ Acquisitions will target rapidly growing product categories, markets, and technologies
- ✓ Prioritized areas for initial expansion

Management team has proven M&A playbook with dozens of acquisitions completed



Digital Risk Protection
Security Orchestration
Threat Intelligence
Cyber Response
Attack Surface
Security Analytics

Selected Public Companies – Valuation Metrics

2022E & 2023E EV/Revenue


Median (2022E): 10.5x
Median (2023E): 9.0x
6.7x
5.2x
26.2x
19.6x
24.5x
18.2x
10.9x
9.0x
10.5x
9.5x
9.4x
7.8x
9.4x
7.7x
8.9x
7.6x
ZEROFOX (1)
CROWDSTRIKE
okta (2)
SailPoint
tyler technologies (3)
tenable (4)
RAPID7 (5)
Ping Identity

2022E & 2023E Revenue Growth


Median (2022E): 19%
Median (2023E): 20%
30%
30%
39%
33%
37%
34%
23%
21%
19%
19%
17%
20%
17%
11%
13%
17%
ZEROFOX (1)
CROWDSTRIKE
okta (2)
RAPID7 (5)
tenable (4)
SailPoint
tyler technologies (3)
Ping Identity

Source: S&P Capital IQ and company filings as of January 21, 2022.

1) ZeroFox CY metrics approximated using fiscal year end Jan 31.
2) Shown pro forma for the acquisition of Townsend Street Labs.
3) Shown pro forma for the acquisition of Arx.
4) Shown pro forma for the acquisition of Accurics.
5) Shown pro forma for the acquisition of IntSights.

Selected Public Comparables – Operating KPIs

	ZEROFOX (Excl. OPM)	ZEROFOX	CROWDSTRIKE	okta	tyler technologies	RAPID7	tenable	SailPoint	Ping Identity
TEV		$1,308	$52,350	$42,831	$19,428	$6,114	$6,015	$5,293	$2,969
Recurring % of Rev	98%	90%	94%	96%	79%	92%	95%	87%	93%
CY2023E Revenue[(1)]	$170	$253	$2,644	$2,348	$2,061	$791	$760	$585	$389
CY2023E Revenue Growth[(1)]	52%	30%	34%	34%	10%	22%	20%	20%	17%
CY2023E Gross Margin[(1)]	66%	50%	78%	78%	49%	74%	82%	77%	79%

Gross Margin of ~36% in 2017

Source: Capital IQ as of January 21, 2022, Company Filings. ZeroFox CY metrics approximated using fiscal year end Jan 31.

1) Refer to Pro Forma Financial Overview (Page 30) for ZeroFox metrics.

Pro Forma Financial Overview

	FY 2022E	FY 2023E	FY 2024E	FY 2025E	FY 2026E	'22E - '26E CAGR
Revenue						
ZeroFox [(1)]	$68	$112	$170	$246	$345	50%
OPM	83	83	83	83	83	
Total Pro Forma Revenue	**$150**	**$195**	**$253**	**$329**	**$428**	30%
Pro Forma Revenue Growth %	*14%*	*30%*	*30%*	*30%*	*30%*	
ZeroFox Growth %	*39%*	*66%*	*52%*	*45%*	*40%*	
Gross Profit						
ZeroFox [(1)]	$44	$74	$113	$165	$241	53%
OPM	14	14	14	14	14	
Pro Forma Gross Profit	**$58**	**$88**	**$127**	**$179**	**$255**	45%
Pro Forma Gross Margin %	*39%*	*45%*	*50%*	*55%*	*60%*	
ZeroFox Gross Margin %	*65%*	*66%*	*66%*	*67%*	*70%*	
OPM Gross Margin %	*17%*	*17%*	*17%*	*17%*	*17%*	
Pro Forma Free Cash Flow [(2)]	**($12)**	**$3**	**$31**	**$58**	**$105**	
FCF % of Revenue	*(8%)*	*2%*	*12%*	*18%*	*25%*	

Note: ZeroFox fiscal year end January 31.
1) Including IDX, excluding OPM.
2) Refer to Free Cash Flow Reconciliation (Page 32).

Historical Financial Overview

	FY 2018A	FY 2019A	FY 2020A	FY 2021A	'18A - '21A CAGR
Revenue					
ZeroFox[1]	$11	$18	$34	$49	66%
OPM	*110*	*108*	*85*	*83*	(9%)[2]
Total Pro Forma Revenue	**$120**	**$125**	**$119**	**$131**	3%
Pro Forma Revenue Growth %	*N/A*	*4%*	*(5%)*	*10%*	
ZeroFox Growth %	*N/A*	*67%*	*95%*	*42%*	
OPM Growth %	*N/A*	*(2%)*	*(21%)*	*(3%)*	
Gross Profit					
ZeroFox[1]	$2	$8	$17	$27	138%
OPM	*18*	*18*	*13*	*15*	(6%)
Pro Forma Gross Profit	**$20**	**$27**	**$30**	**$43**	28%
Pro Forma Gross Margin %	*17%*	*21%*	*25%*	*32%*	
ZeroFox Gross Margin %	*19%*	*48%*	*50%*	*56%*	
OPM Gross Margin %	*17%*	*17%*	*15%*	*18%*	
Pro Forma Free Cash Flow[3]	**($20)**	**($15)**	**($13)**	**($16)**	N/A
Pro Forma FCF % of Revenue	*(17%)*	*(12%)*	*(11%)*	*(12%)*	

Note: ZeroFox fiscal year end January 31.
1) Including IDX, excluding OPM.
2) FY2018/2019 included non-recurring implementation charges.
3) Refer to Free Cash Flow Reconciliation (Page 32).

Free Cash Flow Reconciliation

	FY 2022E	FY 2023E	FY 2024E	FY 2025E	FY 2026E
Gross Profit					
ZeroFox [1]	$44	$74	$113	$165	$241
OPM	14	14	14	14	14
Pro Forma Gross Profit	**$58**	**$88**	**$127**	**$179**	**$255**
Less:					
Operating Expenses [2]	(80)	(102)	(123)	(150)	(184)
Interest Expense - Existing Debt [3]	(4)	(2)	0	0	0
Interest Expense - Convertible Note [4]	0	(8)	(11)	(11)	(4)
Income Taxes [5]	(1)	0	0	0	0
Pro Forma Net Income	**($26)**	**($24)**	**($7)**	**$19**	**$67**
Add:					
Non-Cash Reconciling Items	8	9	11	11	11
Changes in Operating Assets and Liabilities	8	20	30	31	30
Less:					
Capital Expenditures	(1)	(2)	(2)	(3)	(3)
Pro Forma FCF	**($12)**	**$3**	**$31**	**$58**	**$105**

Note: ZeroFox fiscal year end January 31.
1) Including IDX, excluding OPM.
2) Includes capitalized software expense.
3) Assumes all outstanding debt obligations are repaid as part of transaction.
4) Assumes the convertible note is settled as equity in 2025.
5) Assumes use of NOL carryforward to offset future taxable income.


(PROCESSING)
//HACK ATTEMPT FAILED
CONNECTED
//SCAN NETWORK
USER SAFE

Investor Presentation

June 2022